September 3, 2015

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

RE: CML Variable Annuity Account A

File No. 811-01733, CIK 0000021166

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the Act), the above referenced separate account, a unit investment trust registered under the Act, mailed to its contract owners 2015 semiannual reports for the underlying management investment company listed in the table below. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The 2015 semiannual report of the investment company listed below is incorporated by reference.

Investment Company	CIK
Panorama Series Fund, Inc.	0000355411

Very truly yours,

/s/ Jennifer Healy
Jennifer Healy
Vice President & Actuary
Massachusetts Mutual Life Insurance Company